This page is being filed for series 3.

AFFILIATED BROKER/DEALER

14.A) Broker/Dealer Name (if any): GOLDMAN SACHS & CO. FIANZ GMBH
B) File Number: 8-xxxxxxxx

14.A) Broker/Dealer Name (if any): GOLDMAN SACHS & CO. OHG
B) File Number: 8-xxxxxxxx

14.A) Broker/Dealer Name (if any): GOLDMAN SACHS & CO. WERTPAPIER GMBH
B) File Number: 8-xxxxxxxx

14.A) Broker/Dealer Name (if any): IRREWARRA INVESTMENTS PTY LTD
B) File Number: 8-xxxxxxxx

14.A) Broker/Dealer Name (if any): JBWERE REGISTERED TRADERS PTY LTD
B) File Number: 8-xxxxxxxx

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SCREEN NUMBER: 8

This page is being filed for series 3.

AFFILIATED BROKER/DEALER

14.A) Broker/Dealer Name (if any): MERCER ALLIED COMPANY, L.P.
B) File Number: 8-47739

14.A) Broker/Dealer Name (if any): WESTERN ASSET MANAGEMENT COMPANY
B) File Number: 8- xxxxxxxx

14.A) Broker/Dealer Name (if any): RESTAMOVE IRELAND LIMITED
B) File Number: 8-xxxxxxxx

14.A) Broker/Dealer Name (if any): SLK INDEX SPECIALISTS, LLC
B) File Number: 8-44563

14.A) Broker/Dealer Name (if any): SLK - HULL DERIVATIVES LLC
B) File Number: 8-51552

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SCREEN NUMBER: 8

This page is being filed for series 3.

AFFILIATED BROKER/DEALER

14.A) Broker/Dealer Name (if any): SPEAR, LEEDS, & KELLOGG SPECIALISTS LLC
B) File Number: 8-49673

14.A) Broker/Dealer Name (if any): WAVE SECURITIES, LLC
B) File Number: 8-50376

14.A) Broker/Dealer Name (if any): COLDSTREAM SECURITIES
B) File Number: 8-xxxxxxxx

14.A) Broker/Dealer Name (if any): GOLDMAN SACHS (ASIA) LLC
B) File Number: 8-xxxxxxxx

14.A) Broker/Dealer Name (if any): GOLDMAN SACHS (ASIA) SECURITIES LIMITED
B) File Number: 8-xxxxxxxx

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SCREEN NUMBER: 8

This page is being filed for series 3.

AFFILIATED BROKER/DEALER

14.A) Broker/Dealer Name (if any): WELLS FARGO INVESTMENT SERVICES, LLC
B) File Number: 8-xxxxxxxx

14.A) Broker/Dealer Name (if any): GOLDMAN SACHS JBWERE INVESTMENT MGMT PTY LTD
B) File Number: 8-xxxxxxxx

14.A) Broker/Dealer Name (if any): WELLS FARGO INSTITUTIONAL SECURITIES, LLC
B) File Number: 8-xxxxxxxx

14.A) Broker/Dealer Name (if any): WELLS FARGO FUND DISTRIBUTOR, LLC
B) File Number: 8- xxxxxxxx

14.A) Broker/Dealer Name (if any):
B) File Number: 8-

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SCREEN NUMBER: 8